EXHIBIT 32

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Southwestern Energy Company, a Delaware corporation (the "Company"), does hereby certify that:

     The Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	April 30, 2007	/s/ HAROLD M. KORELL
Harold M. Korell
Chief Executive Officer

Dated:	April 30, 2007	/s/ GREG D. KERLEY
Greg D. Kerley
Chief Financial Officer